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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement No. 333-56877 on Form S-1 of our report dated April 3, 1998, except for Note 7 which is dated as of May 21, 1998, relating to the financial statements of Donohue Meehan Publishing Company, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ PricewaterhouseCoopers
Cleveland, Ohio
August 3, 1998